Exhibit 10.40

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

THIS AGREEMENT is made this 31st day of January, 2000 between:-

(1)	Shell Hydrocarbures et Derives S.A.S., a company incorporated under the laws of France with its principal office at 89, Boulevard Franklin Roosevelt, 92500 Rucil Malmaison, France (“the EPS Asset Owner”); and

(2)	Kraton Polymers France S.A.S., a company incorporated under the laws of France with its principal office at 89, Boulevard Franklin Roosevelt, 92500 Rueil Malmaison, France (“Kraton Polymers”).

RECITALS:

(A)	Kraton Polymers owns the Elastomers Plants

(B)	The EPS Asset Owner owns the Expandable Polystyrene Plant;

(C)	Each Party needs SM for its Plant;

(D)	The jetty for deliveries of SM by ship to the Site and the tanks and pipelines on the Site dedicated for the reception and storage of SM are owned by Shell Chimie;

(E)	Under the SUMF Agreements Shell Chimie has agreed to provide the EPS Asset Owner and Kraton Polymers with the services necessary to receive, store and deliver all SM shipped to the Site for the Plants;

(F)	Each Party has entered into a SM supply agreement with SNC for the supply of SM from Moerdijk Plant in consequence of which a uniform quality and source of the SM delivered to the Site for each Plant and the minimum quantity held for each Plant are assured;

(G)	The Parties acknowledge that in view of the common reception and storage facilities on the Site for 8M it is in the interests of both Parties to require all SM supplied to the Site to have the same consistency, quality and source;

(H)	The Parties recognise the need to ensure a common plant source of SM and that changing the source is not to be done other than for an extended period and subject to the mutual agreement of the Parties; and

(I)	The Parties wish to enter into an agreement regulating their procurement of SM from any supplier other than SNC from the Moerdijk Plant to ensure consistency as to the quality of the SM on the Site at all times

IT IS AGREED as follows:

1.	Definitions and Interpretation

1.1	In this Agreement where the context to admits, the following words and expressions shall have the following meanings:

“Affiliate”	means, with respect to any Person, any Person which, directly or indirectly controls, is controlled by, or is under common control with, the specified Person and for purposes of this definition, “control” as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management of such Person, whether through ownership of voting securities or otherwise;

“Agreement”	means this SM Code of Conduct Agreement and its Appendices;

“Alternative Supplier”	means a manufacturer of SM other than SNC from its Moerdijk Plant whom the Issuing Party wishes to supply SM to its Plant pursuant to Clause 3.1;

“Amending Notice”	means a notice given by the Issuing Party pursuant to Clause 3.2 amending the specification for the SM set out in or attached to the Proposal Notice;

“Elastomers plants”	means Krayton Polymers’ Kraton D and Kraton C facilities on the Site;

“Expandable Polystyrene Plant”	means the expandable polystyrene plant on the Site;

“Issuing Party”	means the Party which by reason of the occurrence of one of the events set out in Clause 2.1 wishes to procure SM other than from the Moerdijk Plant;

“Moerdijk Plant”	means SNC’s SM plant at Moerdijk in The Netherlands;

“Party” or “Parties”	means Kraton Polymers and/or the EPS Asset Owner together with their successors and permitted assigns;

“Person”	means any individual, firm, corporation, partnership whether incorporated or not, limited liability company, trust, foundation, estate, association, joint venture, government, state or agency of the state or other entity, whether foreign or domestic;

“Plant”	means the Elastomers Plants or the Expandable Polystyrene Plant as the context requires;

“Proposal Notice”	means the written notice by the Issuing Party to the Receiving Party prescribed in Clause 3.1;

“Receiving Party”	means the Party to whom a Proposal Notice is given in accordance with Clause 3.1;

“Shell Chimie”	means Shell Chimie S.A., a company incorporated under the laws of France with its principal office at 89, Boulevard Franklin Roosevelt, 92500 Rueil Malmaison, France;

“Site”	means the petrochemicals site in Berre, France currently owned and operated by Shell Chimie;

“SM”	means styrene monomer;

“SNC”	means Shell Nederland Chemie B.V.; and

“SUMF Agreements”	means the two Site Services, Utilities, Materials and Facilities Agreements, one of the two Agreements having been entered between Shell Chimie and a Party relating to the Site

1.2	References in this Agreement to clauses and appendices are to clauses in and appendices to this Agreement. The recitals and appendices to this Agreement form part of this Agreement.

1.3	Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.4	The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

2.	Objective and Scope

2.1	This Agreement shall govern the obligations of each Party in respect of the procurement and handling on the Site of SM for either Plant if:

(a)	either Party’s SM Supply Agreement with SNC for supply from SNC’s Moerdijk Plant should terminate; or

(b)	either Party seeks to exercise any right permitted under its supply agreement with SNC to purchase SM other than from SNC’s Moerdijk Plant; and

(c)	the Party concerned wishes to purchase SM from an Alternative Supplier.

3.	Alternative Suppliers

3.1

Upon the occurrence of any of the events set out in Clause 2.1 the Issuing Party hereby undertakes to the Receiving Party that, before it enters into a contract for the purchase and supply of SM for its Plant from an Alternative Supplier, it will give a Proposal Notice to the Receiving Party of its intention to enter into such a contract and obtain the Receiving Party’s written consent. The Proposal Notice shall provide details of the Alternative Supplier and the name and location of the plant of manufacture of the SM and shall contain or have attached the specifications proposed for the alternative supply following the format in Appendix 2. No later than six (6) months after receipt of the Proposal Notice (unless otherwise agreed by the Parties) the Receiving Party shall reply in writing to the Issuing Party stating whether or not it consents to the Issuing Party’s proposal, which consent shall be given subject to the results of an evaluation by the Receiving Party of a sample of the SM proposed to be procured and such consent is not to be unreasonably withheld. Failure to reply within the allotted time shall be deemed to be consent to the proposal. In determining its response to such Proposal Notice the Receiving Party’s decision shall be reached having regard solely to the need to ensure that the SM that is to be supplied by the Alternative Supplier is of such quality and performance as will meet the required SM specification as set out in Appendix I and will whether alone or when co-mingled with existing SM in the storage tanks at Berre enable the manufacture by the Receiving Party of end products providing good performance without disruption to production. Any reply to the Proposal Notice refusing consent to the proposed alternative supply shall set out the reasons for such refusal.

The Issuing Party shall arrange for the supply to the Receiving Party of sample material at the Receiving Party’s cost (such cost to be market related). The Receiving Party shall evaluate the sample material and shall make its decision within six months of receipt of the sample material.

The Receiving Party is under no obligation to terminate its existing SM supply contract in contravention of the termination provisions of that contract.

3.2	On receipt from the Receiving Party of a positive reply or if the Receiving Party shall be deemed to have consented to the Issuing Party’s proposal, as provided for above, the Issuing Party undertakes:

(a) to give written notice to Shell Chimie that it has procured for delivery at Berre the supply of SM from as Alternative Supplier, to which notice shall be annexed copies of the Proposal Notice and of the Receiving Party’s written consent or the Issuing Party’s statement of the facts justifying it to have deemed the Receiving Party as having consented to the proposal in accordance with Clause 3.1 hereof:

(b) in respect of the first and any subsequent order from the Alternative Supplier named in the Proposal Notice, to place any order for the supply from the Alternative Supplier of SM only having the specifications set out in or attached to the Proposal Notice. If either the Issuing Party or the Alternative Supplier should at any time subsequent to the issue of the Proposal Notice wish to amend the SM specification the Issuing Party shall submit to the Receiving Party an Amending Notice. The procedure for submission of the Amending Notice and for the Receiving Party replying to such Amending Notice and for the sampling of material the subject of an Amending Notice shall be identical to the procedures set out in respect of the Proposal Notice and the SM the subject of such notice in Article 3.1

3.3	The Issuing Party shall procure that the Alternative Supplier shall immediately upon loading send to each of Shell Chimie and the Receiving Party by electronic mail, facsimile or express mail a certificate of analysis in respect of any consignment of SM to be shipped to the Site. The Issuing Party shall further procure that upon the arrival of any ship at the Port de la Pointa jetty adjacent to the Site carrying SM from an Alternative Supplier the Receiving Party and Shell Chimie shall receive a sample of the SM from the ship prior to its discharge for the purpose of analysis. In the event that upon analysis the sample of the SM so supplied should fail to meet the specifications attached to the relevant Proposal Notice (“the Specifications”) the Receiving Party shall be entitled within a period of 72 hours from delivery of the sample to give written notice to Shell Chimie instructing Shell Chimie to refuse authority for the ship to discharge the SM (“an Objection Notice”). If the Receiving Party should be the EPS Asset Owner it shall be further entitled within the same timescale to give such an Objection Notice to Shell Chimie for any other valid business reason. Failure by the Receiving Party to give to Shell Chimie an Objection Notice within the timescale shall be deemed to be agreement by the Receiving Party that the SM complies with the Specifications and authority by the Receiving Party to Shell Chimie to discharge the ship and receive the SM into the pipelines and tanks on the Site for ultimate distribution to the Parties. The Issuing Party shall, to the fullest extent permitted by law, indemnify, defend and hold harmless the Receiving Party from and against all and any claims, liabilities, costs, damages and expenses which may be brought against the Receiving Party or which the Receiving Party may incur in any way attributable to a refusal by Shell Chimie of authority to discharge resulting from an Objection Notice given to Shell Chimie by the Receiving Party in accordance with these provisions.

4.	Disputes

4.1	Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be exclusively settled as follows:

(A) the Parties shall discuss the dispute in an attempt to reach an amicable solution;

(B) if such attempt fails within thirty (30) days from the first modification by one Party to the other Party that a dispute exists (or such shorter period as is reasonable under the circumstances), the matter shall be submitted by the Managing Director or equivalent of either Party in writing to the Managing Director or equivalent of the other Party, who shall consult together with the goal of attaining a solution satisfactory to both Parties within thirty (30) days; and

(C) if the Parties should fail to resolve a dispute through the procedures above, the unresolved dispute shall be finally resolved under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in Paris by three (3) arbitrators appointed in accordance with those rules. The place of arbitration shall be Marseilles and the language shall be English.

5.	Confidentiality

5.1	Subject to clause 5.2 and 5.3, each Party shall treat as strictly confidential (and shall not disclose) all information received or obtained as a result of entering into or performing this Agreement, which relates to:

(a)	the provisions of this Agreement;

(b)	the negotiations relating to this Agreement;

(c)	the performance of this Agreement;

(d)	the other Party or any aspect of its business or operations; or

(e)	the subject matter of this Agreement;

5.2	Either Party may disclose information which would otherwise be confidential if and to the extent :

(a)	required by law of any jurisdiction to which the disclosure is subject;

(b)	required by any securities exchange or agency to which either Party is subject, wherever situated, whether or not the requirement has the force of law;

(c)	disclosed on a strictly confidential basis to the professional advisers or auditors of the Party or to any actual or potential bankers or financiers of that Party;

(d)	disclosed on a strictly confidential basis to bona fide potential purchasers of a proprietary interest in the Plant or the Site;

(e)	disclosed to the corporate shareholders of the Party;

(f)	that the information has come into the public domain through no fault of that Party; or

(g)	that the other Party has given prior written approval to such disclosure.

5.3	Clauses 5.1 and 5.2 shall continue to apply for 5 years after the termination of this Agreement.

6.	Assignment

6.1	Upon the sale of either Plant, the seller of the Plant shall assign this Agreement to its purchaser, such assignment to take affect immediately upon the completion of the sale and the other Party to this Agreement expressly consents to such assignment.

6.2	Either Party may assign or otherwise transfer any or all of its rights under this Agreement to any of its Affiliates provided that such Affiliate shall agree in writing with the other Party to assume the assigning Party’s obligations under this Agreement.

7.	Term and Termination

This Agreement shall become effective on the date of this Agreement and shall remain in force until either Party or its assignee, as permitted under Clause 6 of this Agreement, should cease operation of its respective Plant on the Site or until the tanks and pipelines on the Site dedicated for the reception and storage of SM for use by the EPS Asset Owner are different from those receiving and storing SM for use by Kraton Polymers.

8.	Severability

If any of the provisions of this Agreement is or becomes illegal, void or unenforceable under the governing law, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall remain and continue in full force and effect.

9.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of France.

10.	Notices

Save as otherwise expressly provided in this Agreement, any notice required to be given by either Party to the other shall be in writing and shall be deemed validly served by hand delivery or by prepaid registered letter, sent through the post to its address given below, or such other address as may from time to time be notified for this purpose and any notice served by hand shall be deemed to have served on delivery, and any notice served by prepaid registered letter shall be deemed to have been served 48 hours after the time of which it was posted, and in proving service it shall be sufficient (in the case of service by hand or prepaid registered letter) to prove that the notice was properly addressed and delivered or posted, as the case may be.

11.	General

11.1	This Agreement shall be binding upon and shall ensure for the benefit of the assignees of the Parties as permitted in accordance with the provisions of Clause 6 of this Agreement.

11.2	No failure to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

11.3	Variations of this Agreement shall not be effective unless made in writing signed by duly authorized representatives of the Parties.

IN WITNESS whereof this document has been signed by duly authorised persons on behalf of the Parties the day and year first before written.

Kraton Polymers S. A.	Shell Hydrocarbures et Derives S. A. S.

/s/ Illegible	/s/ Illegible
_______	________

Appendix 1

Special Quality Requirement			Signed MSPO:

STYRENE MONOMER
PURCHASER

PRODUCT CODE REFERENCE
DATE OF ISSUE

PROPERTY	UNIT	Specification Method	SPECIFICATION	Revised
***	%(m/m)	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***	mg/kg	***	***
***		***	***
***	mg/kg	***	***
***	mg/kg	***	***

(1)	illegible

(2)	in the event of now applicable legislation relating to ethyl-benzene levels (illegible).

(3)	to be previewed by 31.

***	[Confidential Treatment Required]

APPENDIX 2

Alternative Supplier:

SM Manufacturing location:

Proposed Method of delivery:

Proposed Quantity of first consignment:

Proposed Date for delivery at Berre of first consignment:

Specification for the SM to be supplied: :

Special Quality Requirement

STYRENE MONOMER
PURCHASER: [Name]

PRODUCT CODE REFERENCE
DATE OF ISSUE

PROPERTY	UNIT	Specification Method	SPECIFICATION	Revised
***	%(m/m)	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***	mg/kg	***
***		***
***	mg/kg	***
***	mg/kg	***

________

(1)	illegible

(2)	in the event of now applicable legislation relating to ethyl benzene level in styrene monomer, second supplier will supply (illegible).

(3)	To be ________ by __________

***	[Confidential Treatment Required]